SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2004


                                SPECTRASITE, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         001-31769                                      56-2027322
--------------------------------------------------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            100 REGENCY FOREST DRIVE
                                    SUITE 400
                          CARY, NORTH CAROLINA            27511
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 9.           REGULATION FD DISCLOSURE.

         As previously disclosed in Note 14 to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the period ended December 31, 2003, certain previously reported quarterly financial data has been restated from amounts previously reported to reflect the reclassification of the Company's broadcast services division to discontinued operations. Note 14 is repeated below. The Company is furnishing this information pursuant to Regulation FD and encourages you to read the audited financial statements and all of the accompanying footnotes in their entirety.


14.  RESTATED SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

     The Company has set forth selected quarterly financial data for the eleven months ended December 31, 2003, the one month ended January 31, 2003 and the year ended December 31, 2002. Because certain of the data set forth in the following tables has been restated from amounts previously reported on Form 10-Q for the applicable period, the following tables and the accompanying footnotes reconcile the amounts presented with those previously reported and describe the reason for the differences.

     The following table sets forth quarterly financial information for the eleven months ended December 31, 2003 and the one month ended January 31, 2003 (dollars in thousands, except per share amounts):

                          PREDECESSOR COMPANY                 REORGANIZED COMPANY                 REORGANIZED COMPANY
                  ONE MONTH ENDED JANUARY 31, 2003     TWO MONTHS ENDED MARCH 31, 2003     THREE MONTHS ENDED JUNE 30, 2003
                -----------------------------------   ----------------------------------  -----------------------------------
                PREVIOUSLY                            PREVIOUSLY                           PREVIOUSLY
                 REPORTED   DISCONTINUED   RESTATED    REPORTED   DISCONTINUED  RESTATED    REPORTED  DISCONTINUED   RESTATED
                  AMOUNTS   OPERATIONS(3)   AMOUNTS   AMOUNTS(4)  OPERATIONS(3)  AMOUNTS     AMOUNTS  OPERATIONS(3)   AMOUNTS
                 --------   ------------   --------    --------   ------------  --------    --------  ------------   --------

Revenue..........$ 26,793     $(1,167)     $  25,626   $ 54,644     $(3,536)    $ 51,108   $  80,911     $(3,345)    $ 77,566
Operating income
  (loss)(1)......  (3,894)        686         (3,208)     9,183         (38)       9,145      13,394         999       14,393
Other income
  (expense)......    (493)         --           (493)    (1,229)         --       (1,229)     (1,841)         --       (1,841)
Discontinued
  operations.....      --        (686)          (686)        --          14           14        (596)     (1,110)      (1,706)
Net income
  (loss)(2)...... 344,970          --        344,970     (1,692)         --       (1,692)     (7,574)         --       (7,574)
Net income (loss)
  per common
  share (basic)..$   2.24     $    --      $    2.24   $  (0.04)    $    --     $  (0.04)  $   (0.16)    $    --     $  (0.16)
Net income (loss)
  per common
  share (diluted)$   2.24     $    --      $    2.24   $  (0.04)    $    --     $  (0.04)  $   (0.16)    $    --     $  (0.16)
Adjusted EBITDA .$ 11,688     $   541      $  12,229   $ 24,780     $  (212)    $ 24,568   $  37,179     $   732     $ 37,911

                          REORGANIZED COMPANY
                 THREE MONTHS ENDED SEPTEMBER 30, 2003  REORGANIZED
                --------------------------------------    COMPANY
                  PREVIOUSLY                              ENDED
                   REPORTED  DISCONTINUED  RESTATED     DECEMBER 31,
                    AMOUNTS   OPERATIONS    AMOUNTS        2003
                   --------  ------------  --------     ------------

Revenue..........  $ 83,860    $(4,361)    $79,499      $ 81,572
Operating income
  (loss)(1)......    15,089        256      15,345        16,553
Other income
  (expense)......     1,134         --       1,134          (823)
Discontinued
  operations.....        --       (248)       (248)      (17,620)
Net income
  (loss)(2)......     3,214         --       3,214       (13,634)
Net income (loss)
  per common
  share (basic)..  $   0.07    $    --     $  0.07      $  (0.29)
Net income
  (loss) per
  common share
  (diluted)......  $   0.06    $    --     $  0.06      $  (0.29)
Adjusted EBITDA .  $ 41,898    $   (26)    $41,872      $ 41,524

-------------------------

(1)  Represents revenues less operating expenses.

(2) Includes a charge in the one month ended January 31, 2003 of $12,236, or $0.08 per share, for the cumulative effect of a change in accounting for asset retirement obligations related to the adoption of SFAS 143.

(3) On December 16, 2003, the Company decided to sell its broadcast services division. In accordance with SFAS 144, the financial results of this division for the first nine months of 2003 have been reclassified to discontinued operations to reflect the results of operations for broadcast services as discontinued operations as of December 31, 2003. See Note 1 for a more detailed discussion of the Company's discontinued operations. The column titled "Discontinued Operations" reflects the amounts that have been reclassified.

(4) On July 31, 2003, the Company's Board of Directors approved a two-for-one forward stock split of Spectrasite, Inc.'s common stock, effected in the form of common stock dividend to stockholders of record on August 14, 2003. All share and per share information for the reorganized company has been presented to reflect the stock split.

     Adjusted EBITDA was calculated as follows for the 2003 restated periods presented above:

                                                             REORGANIZED                          REORGANIZED
                                          PREDECESSOR          COMPANY          REORGANIZED          COMPANY           REORGANIZED
                                            COMPANY              TWO              COMPANY             THREE              COMPANY
                                           ONE MONTH           MONTHS          THREE MONTHS          MONTHS           THREE MONTHS
                                             ENDED              ENDED              ENDED              ENDED               ENDED
                                          JANUARY 31,         MARCH 31,          JUNE 30,         SEPTEMBER 30,        DECEMBER 31,
                                             2003               2003               2003               2003                2003
                                          -----------        -----------       ------------       -------------       -------------
Net income (loss)................        $    344,970         $ (1,692)          $ (7,574)          $  3,214           $ (13,634)
Depreciation, amortization and
  accretion expense..............              15,930           16,652             25,359             25,393              25,794
Interest income..................                (137)            (217)              (279)              (143)               (177)
Interest expense.................               4,721            9,261             18,604             12,563              10,435
Gain on debt discharge...........          (1,034,764)              --                 --                 --                  --
Income tax expense...............                   5              578                 95                597               1,486
Reorganization items:
  Adjust accounts to fair
     value.......................             644,688               --                 --                 --                  --
  Professional and other
     fees........................              23,894               --                 --                 --                  --
Loss (income) from operations
  of discontinued division,
  net of income tax expense......                 686              (14)             1,110                248                 643
Loss on disposal of
  discontinued division, net
  of income tax expense..........                  --               --                596                 --              16,977
Cumulative effect of change in
  accounting principle...........              12,236               --                 --                 --                  --
Adjusted EBITDA..................        $     12,229         $ 24,568           $ 37,911           $ 41,872           $  41,524


     As discussed in Note 11, on February 10, 2003, the Company sold its rights to 545 SBC towers to Cingular. In 2003, revenues and costs of operations, excluding depreciation, amortization and accretion expense, related to the 545 towers, were as follows:

                                                               PREDECESSOR     REORGANIZED
                                                                 COMPANY         COMPANY
                                                                ONE MONTH      TWO-MONTHS
                                                                  ENDED           ENDED
                                                                JANUARY 31,      MARCH 31,
                                                                   2003            2003
                                                                -----------      ---------
Revenues .....................................................   $1,202         $  368
Cost of operations, excluding depreciation, amortization and
  accretion expense ..........................................   $  465         $  195

     The following table sets forth quarterly financial information for the year ended December 31, 2002 (dollars in thousands, except per share amounts):

                               PREDECESSOR COMPANY                  PREDECESSOR COMPANY                    PREDECESSOR COMPANY
                                THREE MONTH ENDED                   THREE MONTHS ENDED                     THREE MONTHS ENDED
                                 MARCH 31, 2002                        JUNE 30, 2002                       SEPTEMBER 30, 2002
                       ----------------------------------   ----------------------------------   ----------------------------------
                       PREVIOUSLY                           PREVIOUSLY                           PREVIOUSLY
                        REPORTED  DISCONTINUED   RESTATED    REPORTED  DISCONTINUED   RESTATED    REPORTED  DISCONTINUED   RESTATED
                         AMOUNTS  OPERATIONS(3)   AMOUNTS     AMOUNTS  OPERATIONS(3)   AMOUNTS     AMOUNTS  OPERATIONS(3)   AMOUNTS
                        --------  ------------   --------    --------  ------------   --------    --------  ------------   --------
Revenue............    $  72,404    $(6,449)    $  65,955   $  75,869    $(6,229)    $  69,640   $  79,340    $(7,320)     $ 72,020
Operating Income
 (loss) before
 restructuring
 and non-recurring
 charges(1)........      (18,629)       424       (18,205)    (21,922)       100       (21,822)    (16,167)    (1,005)      (17,172)
Restructuring and non-
 recurring charges.           --         --            --     (28,570)     1,176       (27,394)         --         --            --
Other income
 (expense).........         (387)       109          (278)    (10,795)      (119)      (10,914)      1,997        121         2,118
Discontinued
 operations........        2,012       (525)        1,487      (4,797)    (1,127)       (5,924)    (51,147)       846       (50,301)
Net loss(2)........     (452,531)        --      (452,531)   (127,568)        --      (127,568)   (134,592)        --      (134,592)
Net loss per common
 share (basic and
 diluted)..........    $   (2.95)   $    --     $   (2.95)  $   (0.83)   $    --     $   (0.83)  $   (0.87)   $    --     $   (0.87)
Adjusted EBITDA....    $  25,622    $    62     $  25,684   $ (10,662)   $   717     $  (9,945)  $  34,488    $(1,298)    $  33,190

                              PREDECESSOR COMPANY
                              THREE MONTHS ENDED
                               DECEMBER 31, 2002
                      ----------------------------------
                      PREVIOUSLY
                       REPORTED   DISCONTINUED  RESTATED
                        AMOUNTS    OPERATIONS   AMOUNTS
                       --------   ------------  --------
Revenue............     $ 81,721    $(6,811)   $  74,910
Operating Income
 (loss) before
 restructuring
 and non-recurring
 charges(1)........      (11,619)      (185)     (11,804)
Restructuring and non-
 recurring charges.           --         --           --
Other income
 (expense).........       (1,744)        (2)      (1,746)
Discontinued
operations.........       (5,320)       385       (4,935)
Net loss(2)........      (60,293)        --      (60,293)
Net loss per common
 share (basic and
diluted)...........     $  (0.39)   $    --    $   (0.39)
Adjusted EBITDA....     $ 32,652    $  (622)   $  32,030

------------------------
(1) Represents revenues less operating expenses excluding restructuring and non-recurring charges.

(2) Includes a charge in the quarter ended March 31, 2002 of $376,753, or $2.45 per share, for the cumulative effect of a change in accounting for goodwill related to the adoption of SFAS 142.

(3) On December 16, 2003, the Company decided to sell its broadcast services division. In accordance with SFAS 144, the financial results of this division for 2002 have been reclassified to discontinued operations to reflect the results of operations for broadcast services as discontinued operations as of December 31, 2002. See Note 1 for a more detailed discussion of the Company's discontinued operations. The column titled "Discontinued Operations" reflects the amounts that have been reclassified.

     Adjusted EBITDA was calculated as follows for the 2002 restated periods presented above:

                                                                                       PREDECESSOR
                                                          PREDECESSOR    PREDECESSOR     COMPANY      PREDECESSOR
                                                            COMPANY        COMPANY        THREE         COMPANY
                                                         THREE MONTHS   THREE MONTHS      MONTHS      THREE MONTHS
                                                             ENDED          ENDED         ENDED          ENDED
                                                           MARCH 31,      JUNE 30,     SEPTEMBER 30,  DECEMBER 31,
                                                             2002           2002           2002           2002
                                                           ---------      --------     -------------  ------------
Net income (loss).......................................  $ (452,531)     $(127,568)   $(134,592)     $ (60,293)
Depreciation, amortization and accretion expense........      44,167         50,185       48,244         45,580
Interest income.........................................         (84)          (293)        (148)          (330)
Interest expense........................................      58,697         61,795       67,018         39,026
Reorganization expense..................................          --             --        1,854          2,475
Income tax expense......................................         169             12          513            637
Loss (income) from operations of
  discontinued division, net of income tax expense......      (1,487)         5,924        4,674          3,578
Loss on disposal of discontinued
  division, net of income tax expense...................          --             --       45,627          1,357
Cumulative effect of change in accounting principle.....     376,753             --           --             --
                                                          ----------      ---------    ---------      ---------
Adjusted EBITDA.........................................  $   25,684      $  (9,945)   $  33,190      $  32,030
                                                          ==========      =========    =========      =========

     As discussed in Note 11, on February 10, 2003, the Company sold its rights to 545 SBC towers to Cingular. In 2002, revenues and costs of operations, excluding depreciation, amortization and accretion expense, related to the 545 towers, were as follows:

                                                                                  PREDECESSOR
                                                     PREDECESSOR    PREDECESSOR     COMPANY       PREDECESSOR
                                                       COMPANY        COMPANY        THREE          COMPANY
                                                    THREE MONTHS   THREE MONTHS     MONTHS       THREE MONTHS
                                                        ENDED          ENDED         ENDED           ENDED
                                                       MARCH 31,      JUNE 30,   SEPTEMBER 30,    DECEMBER 31,
                                                        2002            2002         2002             2002
                                                       ---------      --------   -------------    ------------
Revenues..............................................$  2,646       $  2,707      $  2,770        $  4,928
Cost of operations, excluding depreciation,
   amortization and accretion expense.................$  1,496       $  1,410      $  1,433        $  1,499


ADJUSTED EBITDA

         Adjusted EBITDA consists of net income (loss) before depreciation, amortization and accretion, interest, income tax expense (benefit) and, if applicable, before discontinued operations and cumulative effect of change in accounting principle. For the periods prior to January 31, 2003, Adjusted EBITDA also excludes gain on debt discharge, reorganization items, and writeoffs of investments in and loans to affiliates. We use a different definition of Adjusted EBITDA for the fiscal periods prior to our reorganization to enable investors to view our operating performance on a consistent basis before the impact of the items discussed above on the predecessor company. Each of these historical items was incurred prior to, or in connection with, our bankruptcy and is excluded from Adjusted EBITDA to reflect, as accurately as possible, the results of our core operations. Management does not expect any of these items to have a material financial impact on our operations on a going-forward basis because none of these pre-reorganization items is expected to occur in the foreseeable future.

         Adjusted EBITDA may not be comparable to a similarly titled measure employed by other companies and is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States, or ""GAAP."

         We use Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities or other income statement or cash flow statement data prepared in accordance with GAAP.

         We believe Adjusted EBITDA is useful to an investor in evaluating our operating performance because:

         o it is the primary measure used by our management to evaluate the economic productivity of our operations, including the efficiency of our employees and the profitability associated with their performance, the realization of contract revenue under our long-term contracts, our ability to obtain and maintain our customers and our ability to operate our leasing and licensing business effectively;

         o it is widely used in the wireless tower industry to measure operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets; and

         o we believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation and amortization) from our operating results.

Our management uses Adjusted EBITDA:

         o as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation and amortization) from our operating results;

         o in presentations to our Board of Directors to enable it to have the same measurement of operating performance used by management;

         o for planning purposes, including the preparation of our annual operating budget;

         o for compensation purposes, including the basis for incentive quarterly and annual bonuses for certain employees, including our sales force;

         o as a valuation measure in strategic analyses in connection with the purchase and sale of assets; and

         o with respect to compliance with our credit facility, which requires us to maintain certain financial ratios based on Annualized EBITDA (as defined in our credit agreement).

         There are material limitations to using a measure such as Adjusted EBITDA, including the difficulty associated with comparing results among more than one company and the inability to analyze certain significant items, including depreciation and interest expense, that directly affect our net income or loss. Management compensates for these limitations by considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income. Adjusted EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SPECTRASITE, INC.



                                    By: /s/ Steven C. Lilly
                                        ---------------------------------------
                                        Steven C. Lilly
                                        Vice President of Finance and Treasurer



Dated:   February 25, 2004